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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement and Post-Effective Amendment No. 1 to Registration Statement No. 333-68462 of Vornado Realty Trust on Form S-8 of our report dated March 11, 2002, appearing in the Annual Report on Form 10-K of Vornado Realty Trust for the year ended December 31, 2001.



/s/ DELOITTE & TOUCHE LLP
Parisippany, New Jersey


December 26, 2002